Exhibit 99.1
Investor Relations:
Brian Norris
Senior Vice President of Finance and Investor Relations
bnorris@evolvtechnology.com
Evolv Technology Reports Second Quarter Financial Results

•Q2 Revenue of $25.5 million, up 29% year-over-year
•Q2 Ending ARR1 of $88.9 million, up 64% year-over-year
•Q2 Ending RPO2 of $262.9 million, up 33% year-over-year
•Q2 Ending Evolv Express® subscriptions of 5,323, up 57% year-over-year
Waltham, Massachusetts – August 8, 2024 – Evolv Technology (NASDAQ: EVLV), a leading security technology company pioneering AI-based screening designed to help create safer experiences, today announced financial results for the quarter ended June 30, 2024.
Results for the Second Quarter of 2024
Total revenue for the second quarter of 2024 was $25.5 million, an increase of 29% compared to $19.8 million for the second quarter of 2023. Annual Recurring Revenue (“ARR”)1 was $88.9 million at the end of second quarter of 2024, an increase of 64% compared to $54.3 million at the end of the second quarter of 2023. Net income for the second quarter of 2024 was $3.5 million, or $0.02 per basic and diluted share, compared to net loss of $(66.8) million, or $(0.45) per basic and diluted share, in the second quarter of 2023. Adjusted earnings (loss)3 for the second quarter of 2024 was $(11.1) million, or $(0.06) per diluted share, compared to adjusted earnings (loss)3 of $(14.3) million, or $(0.10) per diluted share, for the second quarter of 2023. Adjusted EBITDA3 for the second quarter of 2024 was $(7.9) million compared to $(13.8) million in the second quarter of 2023. As of June 30, 2024, the Company had cash, cash equivalents, marketable securities, and restricted cash of $56.7 million and no debt.
Results for the First Six Months of 2024
Total revenue for the six months ended June 30, 2024 was $47.2 million, an increase of 23% compared to $38.4 million for the six months ended June 30, 2023. Net loss for the six months ended June 30, 2024 was $(8.2) million, or $(0.05) per basic and diluted share, compared to $(95.4) million, or $(0.65) per basic and diluted share, in the six months ended June 30, 2023. Adjusted earnings (loss)3 for the six months ended June 30, 2024 was $(24.2) million, or $(0.16) per diluted share, compared to adjusted earnings (loss)3 of $(31.2) million, or $(0.21) per diluted share, for the six months ended June 30, 2023. Adjusted EBITDA3 for the six months ended June 30, 2024 was $(18.6) million compared to $(29.3) million in the six months ended June 30, 2023.
The following table summarizes the breakdown of recurring and non-recurring revenue4 for each period presented:

	Three Months Ended June 30,			Six Months Ended June 30,
	2024	2023	% Change	2024	2023	% Change
Recurring revenue	$21,249	$11,689	82%	$40,630	$20,764	96%
Non-recurring revenue	4,291	8,136	(47)%	6,578	17,642	(63)%
Total revenue	$25,540	$19,825	29%	$47,208	$38,406	23%

The following table summarizes operating cash flows for each period presented:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net loss	$3,462	$(66,754)	$(8,182)	$(95,363)
Non-cash expense	(12,264)	54,225	(10,611)	68,230
Changes in operating assets and liabilities	(13,077)	7,208	(19,169)	18,378
Net cash used in operating activities	$(21,879)	$(5,321)	$(37,962)	$(8,755)
Company Comments on Outlook for 2024
The Company today commented on its business outlook for 2024. The Company's outlook is based on the current indications for its business, which may change at any time.

Estimate ($ in millions)	Issued May 9, 2024	Issued August 8, 2024
Total Revenue	~$100	Reaffirmed
ARR[1] (ARR) at 12/31/24	~$100	Reaffirmed
Adjusted Gross Margin[3]	~60%	Reaffirmed
Adjusted EBITDA[3]	Improve by 40%+	Reaffirmed
Company to Host Live Conference Call and Webcast
The Company’s management team plans to host a live conference call and webcast at 4:30 p.m. Eastern Time today to discuss the financial results as well as management’s outlook for the business and other matters. The conference call may be accessed in the United States by dialing +1.877.692.8955 and using access code 825879. The conference call may be accessed outside of the United States by dialing +1.234.720.6979 and using the same access code. The conference call will be simultaneously webcast on the Company’s investor relations website, which can be accessed at http://ir.evolvtechnology.com. The press release with the financial results will be available on the Company’s website prior to the conference call. A replay of the conference call will be available for a period of 30 days by dialing +1.866.207.1041 or +1.402.970.0847 and using access code 8674340 or by accessing the webcast replay on the Company’s investor relations website at http://ir.evolvtechnology.com.

About Evolv Technology
Evolv Technology (NASDAQ: EVLV) uses advanced sensors, artificial intelligence powered software, and cloud services to reliably detect firearms, improvised explosives, and certain types of knives while ignoring many harmless items such as cell phones and keys. Its solutions and services are designed to capture valuable visitor data customers can leverage to inform their security operations, while providing end-users with an approachable and non-intrusive security experience. Evolv has digitally transformed the gateways in many places where people gather by enabling seamless integration combined with powerful analytics and insights. Evolv’s advanced systems have scanned more than a billion people since 2019. Evolv has been awarded the U.S. Department of Homeland Security (DHS) SAFETY Act Designation as a Qualified Anti-Terrorism Technology (QATT) as well as the Security Industry Association (SIA) New Products and Solutions (NPS) Award in the Law Enforcement/Public Safety/Guarding Systems category, as well as Sport Business Journal’s (SBJ) awards for “Best In Fan Experience Technology” and “Best In Sports Technology”. Evolv®, Evolv Express®, Evolv Insights®, Evolv Cortex AI®, and Evolv Visual Gun Detection™ are registered trademarks or trademarks of Evolv Technologies, Inc. in the United States and other jurisdictions. For more information, visit https://evolvtechnology.com.
1 We define Annual Recurring Revenue, or ARR, as subscription revenue and the recurring service revenue related to purchase subscriptions for the final month of the quarter normalized to a one-year period. Our calculation of ARR is not adjusted for the impact of any known or projected future events (such as customer cancellations, upgrades or downgrades, or price increases or decreases) that may cause any such contract not to be renewed on its existing terms. In addition, the amount of actual revenue that we recognize over any 12-month period is likely to differ from ARR at the beginning of that period, sometimes significantly. This may occur due to new bookings, cancellations, upgrades, downgrades or other changes in pending renewals, as well as the effects of professional services revenue and acquisitions or divestitures. As a result, ARR should be viewed independently of, and not as a substitute for or forecast of, revenue and deferred revenue. Our calculation of ARR may differ from similarly titled metrics presented by other companies.

2 We define Remaining Performance Obligation, or RPO, as estimated revenues expected to be recognized in the future related to performance obligations that are unsatisfied or partially satisfied as of the end of the quarter.
3 Non-GAAP Financial Measures In this press release, the Company’s adjusted gross profit (loss), adjusted gross margin, adjusted operating expenses, adjusted operating income (loss), adjusted EBITDA, adjusted earnings (loss), and adjusted earnings per diluted share are not presented in accordance with generally accepted accounting principles (GAAP) and are not intended to be used in lieu of GAAP presentations of results of operations. Adjusted gross profit and adjusted gross margin exclude one-time expenses, stock-based compensation expense, and amortization of capitalized stock-based compensation which management believes provides a more meaningful representation of contribution margin. Adjusted operating expenses is defined as operating expenses less one-time expenses, stock-based compensation expense, amortization of capitalized stock-based compensation, and loss on impairment of lease equipment which management believes provides a more meaningful representation of on-going operating expense levels. Adjusted EBITDA is defined as net income (loss) plus depreciation and amortization, share-based compensation, interest expense (income), loss on extinguishment of debt, change in fair value of contingent earn-out liability, change in fair value of contingently issuable common stock liability, change in fair value of public warrant liability, loss on impairment of lease equipment, and certain other one-time expenses. Adjusted earnings (loss) is defined as net income (loss) plus stock-based compensation, amortization of capitalized stock-based compensation, loss on extinguishment of debt, change in fair value of contingent earn-out liability, change in fair value of contingently issuable common stock liability, change in fair value of public warrant liability, loss on impairment of lease equipment, and certain other one-time expenses. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operating performance. However, non-GAAP financial measures have limitations as an analytical tool and are not intended to be an alternative to financial measures prepared in accordance with GAAP. We intend to provide non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of non-GAAP financial measures will provide consistency in our financial reporting. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures included in this press release. The Company is unable to provide a reconciliation of Adjusted Gross Margin to GAAP Gross Margin and Adjusted EBITDA to Net Income (Loss), each measure's most directly comparable GAAP financial measure, on a forward-looking basis without unreasonable effort, because items that impact these GAAP financial measures are not within the Company’s control and/or cannot be reasonably predicted. These items may include, but are not limited to, predicting forward-looking share-based compensation, changes in the fair value of derivative liabilities, changes in the fair value of contingent earn out liabilities, changes in the fair value of contingently issuable common stock liabilities and changes in fair value of public warrant liabilities. Such information may have a significant, and potentially unpredictable, impact on the Company’s future financial results.
4 Recurring revenue includes the recurring portion of revenue associated with pure subscription contracts and hardware purchase subscription contracts. Non-recurring revenue includes revenue that is one-time in nature, such as product revenue, shipping revenue, and revenue from installation, training, and professional services.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release and related presentation materials other than statements of historical facts, including without limitation statements regarding our ability to meet our 2024 guidance for revenue, ARR, adjusted gross margin, and adjusted EBITDA, our estimates for cash and cash equivalents for fiscal year 2024, our results of operations and financial position, business strategy, plans and prospects, our relationship with significant manufacturers and suppliers, our ability to obtain new customers and retain existing customers, existing and prospective products, the potential benefits of our ongoing transition to a pure subscription model, timing and likelihood of success, macroeconomic and market trends, our expectations regarding any outcomes and impact of any legal proceedings, government investigation or enforcement action (such as the current investigations by the FTC and the SEC), and plans and objectives of management for future operations and results are forward-looking statements. Words such as “believe” “may,” “will,” “expect,” “should,” “could,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “plan,” “target,” “forecast”, “is/are likely to” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. The forward-looking statements in this press release and related presentation materials are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: relating to our history of losses and ability to reach profitability; our reliance on reseller partners to generate a growing portion of our revenue; expectations regarding the Company’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures; the Company’s reliance on third party contract manufacturing and distribution, and a global supply chain; the Company recognizes a substantial portion of its revenue ratably over the term of its agreements, and, as a result, downturns or upturns in sales may not be immediately reflected in its operating results; the rate of innovation required to maintain competitiveness in the markets in which the Company competes; the competitiveness of the market in which the Company competes; the failure of our products to detect threats could result in injury or loss of life, which could harm our brand, reputation, and results of operations; the loss of designation of our Evolv Express® system as a Qualified Anti-Terrorism Technology under the Homeland Security SAFETY Act; risks related to our business model, which is predicated, in part, on building a customer base that will generate a recurring stream of revenues through the sale of our subscription contracts; the ability for the Company to obtain, maintain, protect and enforce the Company’s intellectual property rights and use of “open source” software; the concentration of the Company’s revenues on a single solution; the Company’s ability to timely design, produce and launch its solutions, the Company’s ability to invest in growth initiatives and pursue acquisition opportunities; the limited liquidity and trading of the Company’s securities; risks related to existing and changing tax laws; geopolitical risk and changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; operational risk; risks related to material weaknesses in our internal control over financial reporting and our remediation plans; risks related to increasing attention to and evolving expectations for, environmental, social, and governance initiatives; the impact of fluctuating general economic and market conditions and reductions in spending; the need for additional capital to support business growth, which might not be available on acceptable terms, if at all; and litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on resources. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission ("SEC") on February 29, 2024, as any such factors may be updated from time to time in our other filings with the SEC, including the Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. The forward-looking statements in this press release and related presentation materials are based upon information available to us as of the date hereof, and while we believe such information forms a reasonable basis for such statements, it may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.
You should review this press release and the documents that we reference in this press release and related presentation materials with the understanding that our actual future results, levels of activity, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release and related presentation materials, whether as a result of any new information, future events or otherwise.

EVOLV TECHNOLOGY
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue:
Product revenue	$2,044	$7,243	$2,647	$15,997
Subscription revenue	15,903	7,964	30,406	14,430
Service revenue	5,553	3,905	10,937	6,691
License fee and other revenue	2,040	713	3,218	1,288
Total revenue	25,540	19,825	47,208	38,406
Cost of revenue:
Cost of product revenue	3,149	7,722	5,926	18,300
Cost of subscription revenue	6,436	3,406	12,215	5,757
Cost of service revenue	1,311	1,014	2,522	1,597
Cost of license fee and other revenue	172	270	301	574
Total cost of revenue	11,068	12,412	20,964	26,228
Gross profit	14,472	7,413	26,244	12,178
Operating expenses:
Research and development	5,722	6,395	11,927	11,784
Sales and marketing	16,892	13,613	32,897	26,417
General and administrative	14,185	10,874	26,025	19,800
Loss from impairment of property and equipment	—	157	—	294
Total operating expenses	36,799	31,039	70,849	58,295
Loss from operations	(22,327)	(23,626)	(44,605)	(46,117)
Other income (expense), net:
Interest expense	—	—	—	(654)
Interest income	681	1,853	1,766	2,806
Other income (expense), net	(39)	(22)	(67)	(3)
Loss on extinguishment of debt	—	—	—	(626)
Change in fair value of contingent earn-out liability	16,514	(28,113)	23,413	(31,431)
Change in fair value of contingently issuable common stock liability	3,747	(5,095)	4,274	(5,837)
Change in fair value of public warrant liability	4,886	(11,751)	7,037	(13,501)
Total other income (expense), net	25,789	(43,128)	36,423	(49,246)
Net income (loss)	$3,462	$(66,754)	$(8,182)	$(95,363)
Net income (loss) attributable to common stockholders – basic and diluted	$3,421	$(66,754)	$(8,182)	$(95,363)

Weighted average common shares outstanding
Basic	156,473,080	148,882,160	154,774,899	147,664,534
Diluted	171,563,943	148,882,160	154,774,899	147,664,534
Net income (loss) per share
Basic	$0.02	$(0.45)	$(0.05)	$(0.65)
Diluted	$0.02	$(0.45)	$(0.05)	$(0.65)

Net income (loss)	$3,462	$(66,754)	$(8,182)	$(95,363)
Other comprehensive income (loss)
Cumulative translation adjustment	8	(17)	11	(33)
Total other comprehensive income (loss)	8	(17)	11	(33)
Total comprehensive income (loss)	$3,470	$(66,771)	$(8,171)	$(95,396)

EVOLV TECHNOLOGY
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(Unaudited)

	June 30, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$35,698	$67,162
Restricted cash	—	275
Marketable securities	20,757	51,289
Accounts receivable, net	36,428	22,611
Inventory	18,604	9,507
Current portion of contract assets	1,690	3,707
Current portion of commission asset	4,810	4,339
Prepaid expenses and other current assets	19,912	16,954
Total current assets	137,899	175,844
Restricted cash, noncurrent	275	—
Contract assets, noncurrent	144	451
Commission asset, noncurrent	7,128	7,107
Property and equipment, net	120,045	112,921
Operating lease right-of-use assets	2,161	1,195
Other assets	865	1,202
Total assets	$268,517	$298,720

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$5,574	$17,400
Accrued expenses and other current liabilities	15,913	15,578
Current portion of deferred revenue	56,168	47,677
Current portion of operating lease liabilities	1,754	1,391
Total current liabilities	79,409	82,046
Deferred revenue, noncurrent	23,655	23,813
Operating lease liabilities, noncurrent	566	—
Contingent earn-out liability	5,706	29,119
Contingently issuable common stock liability	2,256	6,530
Public warrant liability	3,852	10,889
Total liabilities	115,444	152,397

Stockholders’ equity:
Preferred stock, $0.0001 par value; 100,000,000 authorized at June 30, 2024 and December 31, 2023; no shares issued and outstanding at June 30, 2024 and December 31, 2023	—	—
Common stock, $0.0001 par value; 1,100,000,000 shares authorized at June 30, 2024 and December 31, 2023; 157,474,122 and 151,310,080 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively	16	15
Additional paid-in capital	459,745	444,825
Accumulated other comprehensive loss	(42)	(53)
Accumulated deficit	(306,646)	(298,464)
Stockholders’ equity	153,073	146,323
Total liabilities and stockholders’ equity	$268,517	$298,720

EVOLV TECHNOLOGY
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2024	2023
Cash flows from operating activities:
Net loss	$(8,182)	$(95,363)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	7,442	4,087
Write-off of inventory and change in inventory reserve	1,725	337
Loss from impairment of property and equipment	—	294
Stock-based compensation	13,834	11,732
Non-cash interest expense	—	22
Amortization (accretion) of premium (discount) on marketable securities, net of change in accrued interest	181	(242)
Non-cash lease expense	728	432
Change in allowance for expected credit losses	203	173
Loss on extinguishment of debt	—	626
Change in fair value of earn-out liability	(23,413)	31,431
Change in fair value of contingently issuable common stock	(4,274)	5,837
Change in fair value of public warrant liability	(7,037)	13,501
Changes in operating assets and liabilities
Accounts receivable	(14,020)	(646)
Inventory	(10,354)	5,080
Commission assets	(492)	(1,258)
Contract assets	2,324	(1,184)
Other assets	337	(43)
Prepaid expenses and other current assets	(2,958)	580
Accounts payable	(1,653)	(7,409)
Deferred revenue	8,333	24,113
Accrued expenses and other current liabilities	79	(342)
Operating lease liability	(765)	(513)
Net cash used in operating activities	(37,962)	(8,755)
Cash flows from investing activities:
Development of internal-use software	(3,408)	(1,599)
Purchases of property and equipment	(21,092)	(33,173)
Proceeds from sale of property and equipment	—	60
Purchases of marketable securities	(14,567)	(29,405)
Proceeds from maturities of marketable securities	44,918	—
Net cash provided by (used in) investing activities	5,851	(64,117)
Cash flows from financing activities:
Proceeds from exercise of stock options	636	344
Proceeds from long-term debt	—	1,876
Repayment of principal on long-term debt	—	(31,876)
Payment of debt issuance costs and prepayment penalty	—	(332)
Net cash provided by (used in) financing activities	636	(29,988)
Effect of exchange rate changes on cash and cash equivalents	11	(33)
Net decrease in cash, cash equivalents and restricted cash	(31,464)	(102,893)
Cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at beginning of period	67,437	230,058
Cash, cash equivalents and restricted cash at end of period	$35,973	$127,165

EVOLV TECHNOLOGY
SUMMARY OF KEY OPERATING STATISTICS
(Unaudited)

	Three Months Ended or as of,
($ in thousands)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
New customers	61	74	70	75	53	84
Annual recurring revenue	$42,021	$54,339	$65,774	$74,989	$82,511	$88,864
Recurring revenue	$9,075	$11,689	$14,377	$17,350	$19,381	$21,249
Remaining performance obligation	$161,813	$198,296	$221,126	$240,513	$254,070	$262,947
Net additions	520	599	628	491	377	441
Ending deployed units	2,787	3,386	4,014	4,505	4,882	5,323

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES
(In thousands)
(Unaudited)

	Three Months Ended,
	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Operating expenses, GAAP	$27,256	$31,039	$31,629	$32,167	$34,050	$36,799
Stock-based compensation	(4,898)	(6,505)	(5,454)	(6,711)	(6,272)	(7,251)
Loss on impairment of lease equipment	(137)	(157)	(28)	—	—	—
Other one-time expenses	(53)	(683)	(945)	(535)	(476)	(3,011)
Adjusted operating expenses	$22,168	$23,694	$25,202	$24,921	$27,302	$26,537

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED GROSS PROFIT, GAAP GROSS MARGIN TO ADJUSTED GROSS MARGIN AND GAAP OPERATING INCOME (LOSS) TO ADJUSTED OPERATING INCOME (LOSS)
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue	$25,540	$19,825	$47,208	$38,406
Cost of revenue	11,068	12,412	20,964	26,228
Gross profit, GAAP	14,472	7,413	26,244	12,178
Stock-based compensation	173	184	311	329
Amortization of capitalized stock-based compensation	15	11	29	21
Other one-time expenses	106	—	1,310	—
Adjusted gross profit	$14,766	$7,608	$27,894	$12,528

Gross margin %	56.7%	37.4%	55.6%	31.7%
Adjusted gross margin %	57.8%	38.4%	59.1%	32.6%

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Operating loss, GAAP	$(22,327)	$(23,626)	$(44,605)	$(46,117)
Stock-based compensation	7,424	6,689	13,834	11,732
Amortization of capitalized stock-based compensation	15	11	29	21
Loss on impairment of lease equipment	—	157	—	294
Other one-time expenses	3,117	683	4,797	736
Adjusted operating loss	$(11,771)	$(16,086)	$(25,945)	$(33,334)

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net income (loss)	$3,462	$(66,754)	$(8,182)	$(95,363)
Depreciation & amortization	3,968	2,272	7,442	4,087
Stock-based compensation	7,424	6,689	13,834	11,732
Interest expense (income)	(681)	(1,853)	(1,766)	(2,152)
Loss on extinguishment of debt	—	—	—	626
Change in fair value of contingent earn-out liability	(16,514)	28,113	(23,413)	31,431
Change in fair value of contingently issuable common stock liability	(3,747)	5,095	(4,274)	5,837
Change in fair value of public warrant liability	(4,886)	11,751	(7,037)	13,501
Loss on impairment of lease equipment	—	157	—	294
Other one-time expenses	3,117	683	4,797	736
Adjusted EBITDA	$(7,857)	$(13,847)	$(18,599)	$(29,271)
EVOLV TECHNOLOGY
RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EARNINGS (LOSS)
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net income (loss)	$3,462	$(66,754)	$(8,182)	$(95,363)
Stock-based compensation	7,424	6,689	13,834	11,732
Amortization of capitalized stock-based compensation	15	11	29	21
Loss on extinguishment of debt	—	—	—	626
Change in fair value of contingent earn-out liability	(16,514)	28,113	(23,413)	31,431
Change in fair value of contingently issuable common stock liability	(3,747)	5,095	(4,274)	5,837
Change in fair value of public warrant liability	(4,886)	11,751	(7,037)	13,501
Loss on impairment of lease equipment	—	157	—	294
Other one-time expenses	3,117	683	4,797	736
Adjusted loss	$(11,129)	$(14,255)	$(24,246)	$(31,185)

Weighted average common shares outstanding – diluted	171,563,943	148,882,160	154,774,899	147,664,534

Adjusted loss per share – diluted	$(0.06)	$(0.10)	$(0.16)	$(0.21)